                                                                 Exhibit 10.21


                           PLATINUM ENTERTAINMENT, INC.
            SECOND AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT


Bank of Montreal, as Agent
Chicago, Illinois

Ladies and Gentlemen:

      Reference is hereby made to that certain Amended and Restated Credit Agreement dated as of January 31, 1997 as amended by that certain First Amendment to Amended and Restated Credit Agreement dated as of April 22, 1997 (as so amended, the "CREDIT AGREEMENT") between the undersigned, Platinum Entertainment, Inc., a Delaware corporation (the "COMPANY"), and you as Agent for the Banks (the "AGENT"). All capitalized terms used herein without definition shall have the same meanings herein as such terms have in the Credit Agreement.

      The Company has requested that each Bank party to the Credit Agreement extend the maturity of the credit outstanding under the Credit Agreement waive compliance with certain financial covenants in the Credit Agreement and make certain other corresponding modifications to the Credit Agreement, and the Banks are willing to do so under the terms and conditions set forth in this Amendment.

1.    WAIVER.

      The Banks hereby waive compliance with Section 8.10, 8.11 and 8.12 of the Credit Agreement at all times through and including the earlier of (i) August 1, 1997 or (ii) the Revolving Credit Termination Date and the Term Credit Maturity Date; provided that this waiver shall not become effective unless and until the conditions precedent set forth in Section 3.01 hereof have been satisfied.

2.    AMENDMENTS.

      Upon satisfaction of the conditions precedent to the effectiveness hereof set forth below, the Credit Agreement shall be and hereby is amended as follows:

      Section 2.01. AMENDED DEFINITIONS. Section 1.1 of the Credit Agreement shall be and hereby is amended by amending the definitions of "REVOLVING CREDIT TERMINATION DATE" and "TERM CREDIT MATURITY DATE" and as so amended the definitions shall be restated in their entirety to read as follows:

           "REVOLVING CREDIT TERMINATION DATE" shall mean August 1, 1997, or such earlier date on which the Commitments are terminated in whole pursuant to Section 4.5 or Section 9 hereof.

           "TERM CREDIT MATURITY DATE" means the earlier of (i) August 1, 1997, (ii) such earlier date on which the Commitments are terminated in whole pursuant to Section 4.5 or Section 9 hereof.

      Section 2.02. AMENDED EVENTS OF DEFAULT AND REMEDIES. Section 9.1 of the Credit Agreement shall be and hereby is amended as follows:

      (a) Section 9.1(m) shall be amended by striking the word "or" that appears on the last line thereof;

      (b) Section 9.1(n) shall be amended by deleting the period at the end of the last line thereof and substituting a semicolon therefor;

      (c) Section 9.1 shall be amended by adding the following subsection immediately following Section 9.1(n):

      (o) the Company has not obtained by July 15, 1997, a written firm commitment in amount of not less than $30,000,000 from a person, firm or corporation (which may be an affiliate of the Borrower) to provide senior financing to the Borrower, provided such commitment (i) constitutes a binding contract enforceable against such lender, (ii) is not subject to any material contingencies other than a contingency with respect to the closing of the K-Tel Acquisition (for the purposes of this subsection, "K-Tel Acquisition" shall mean the Company's acquisition of the music business of K-Tel International, Inc. ("K-Tel") (but excluding K-Tel's business in former Soviet Union, Europe and England) through the purchase of all of the outstanding stock of Dominion Music, Inc. and K-Tel International (USA), Inc.) and
      (iii) is from a lender which is reasonably acceptable to the Banks;

      (p) DLJ Capital Funding, Inc. shall (i) withdraw at any time as manager in the Company's proposed private placement of convertible preferred stock or (ii) state that the convertible preferred stock private placement shall not be successful; or

      (q) a change has occurred in the condition (financial or otherwise) or prospects of either the Company or the Company and its Subsidiaries taken as a whole that would cause a Material Adverse Effect.

      Section 2.03.    Amended Sections.   (a)  Section 3.4 shall be and
hereby is amended and as so amended shall be restated in its entirety to read as follows:

           Section 3.4    Late Charge.   Any principal not paid when due
           (without giving effect to any grace period applicable thereto) shall bear late charges. Such late charges shall be due and payable on demand. The initial late charge shall be equal to 1% of such overdue principal as of the date such principal became due. Such overdue principal shall bear an additional late charge each 30 days until paid equal to 2% of the overdue principal outstanding on the same day of each and every month after the date of such default (if any such principal is overdue on such date). The payment of a late charge does not impair or otherwise affect the rights and remedies of the Agent and the banks upon any Default of event of Default resulting from any such overdue principal.

       (b) Section 4.9(b) of the Credit Agreement shall be and hereby is amended and as so amended shall be restated in its entirety to read as follows:

           (b) U.S. Withholding Tax Exemptions. Each Bank that is not a United States person (as such term is defined in Section 7701(a)(30) of the Code) shall submit to the Company and the Agent on or before the earlier of the date the initial Borrowing is made hereunder and thirty
    (30) days after the date hereof, two duly completed and signed copies of
    (i) either Form 1001 (relating to such Bank and entitling it to a complete exemption from withholding under the Code on all amounts to be received by such Bank, including fees, pursuant to the Loan Documents and the Loans) or Form 4224 (relating to all amounts to be received by such Bank, including fees, pursuant to the Loan Documents and the Loans) of the United States Internal Revenue Service or (ii) a United States Internal Revenue Service Form W-8 and a certificate representing that such non-U.S. person is not a bank for purposes of Section 881(c) of the Code and that it is otherwise eligible to receive interest hereunder without United States federal withholding tax pursuant to Section 871(h) or Section 881(c) of the Code. Thereafter and from time to time, each Bank shall submit to the Company and the Agent such additional duly completed and signed copies of one or the other of such forms (or such successor forms as shall be adopted from time to time by the relevant United States taxing authorities) as may be (i) requested by the Company in a written notice, directly or through the Agent to such Bank and (ii) required under then-current United States law or regulations to avoid or reduce United States withholding taxes on payments in respect of all amounts to be received by such Bank, including fees, pursuant to the Loan Documents or the Loans.

       (c) The second line of Section 9.2 shall be and hereby is amended by inserting the phrase "and 9.1(o) to 9.1(q), both inclusive," immediately after the phrase "both inclusive," appears therein.

       (d) Section 12.12 shall be and hereby is amended by (i) inserting the phrase "(a)" immediately after the phrase "Section 12.12. Assignment Agreements" and (ii) adding the following subsection immediately after
Section 12.12;

           (b) The Agent, on behalf of the Company, shall maintain at the address of the Agent referred to in subsection 12.6 a copy of each Assignment and Agreement delivered to it and a register (the "Register") for the recordation of the names and addresses of the Banks and the Commitments of, and principal amounts of the Loans owing to each Bank from time to time. The entries in the Register shall be conclusive, in the absence of manifest error, and the Company, the Agent and the Banks shall treat each Person whose name is recorded in the Register as the owner of a Loan or other obligation hereunder as the owner thereof for all purposes of this Agreement and the other Loan Documents, notwithstanding any notice to the contrary. Any assignment of any Loan or other obligation hereunder (whether or not evidenced by a Note) shall be effective only upon appropriate entries with respect thereto being made in the Register. The Register shall be available for inspection by the Company or any Bank at any reasonable time and from time to time upon reasonable prior notice. This Section 12.12(b) shall remain in effect until the Term Credit Maturity Date and the Revolving Credit termination Date of all Loans hereunder and all payments of principal and interest due hereunder have been made.

3.    CONDITIONS PRECEDENT.

    Section 3.01. The effectiveness of this Amendment is subject to the satisfaction of all of the following conditions precedent:

         (a) The Company, the Guarantors, the Agent and each Bank then party to the Credit Agreement shall have executed and delivered this Amendment.

         (b) The Company's representations in Section 4 hereof shall be true and correct.

         (c) The Agent shall have received certified copies of the resolutions of the Board of Directors of the Company authorizing the execution, delivery and performance of, and indicating the authorized signers of, this Amendment and all other documents relating thereto.

         (d) Legal matters incident to the execution and delivery of this Amendment shall be satisfactory to the Agent and its counsel.

4.    REPRESENTATIONS.

      In order to induce each Bank party to the Credit Agreement to execute and deliver this Amendment, the Company hereby represents to each such Bank that as of the date hereof and as of the date this Amendment becomes effective, but in each case after giving effect to this Amendment, (i) the representations and warranties set forth in
Section 6 of the Credit Agreement are and shall be and remain true and correct (except that the representations contained in Section 6.5 shall be deemed to refer to the most recent financial statements of the Company audited by Ernst & Young LLP and delivered to the Agent for the account of the Banks) and (ii) unless specifically waived herein, the Company is in full compliance with all of the terms and conditions of the Credit Agreement and (iii) no Default or Event of Default has occurred and is continuing under the Credit Agreement or shall result after giving effect to this Amendment.

5.    MISCELLANEOUS.

      (a) The Company has heretofore executed and delivered to the Agent that certain (i) Security Agreement (the "SECURITY AGREEMENT"); (ii) Security Agreement Re: Intellectual Property (the "INTELLECTUAL PROPERTY SECURITY AGREEMENT") and (iii) Pledge Agreement (the "PLEDGE AGREEMENT") each dated as of January 31, 1997 between the Company, the Subsidiary Guarantors and the Agent and the Company hereby acknowledges and agrees that, notwithstanding the execution and delivery of this Amendment, the Security Agreement, the Intellectual Property Security Agreement and the Pledge Agreement remain in full force and effect and the rights and remedies of the Agent thereunder, the obligations of the Company thereunder and the liens and security interests created and provided for thereunder remain in full force and effect for the benefit and security of the indebtedness purported to be secured thereby (including the Loans as modified hereby) and shall not be affected, impaired or discharged hereby. Nothing herein contained shall in any manner affect or impair the priority of the liens and security interests created and provided for by the Security Agreement, the Intellectual Property Security Agreement and the Pledge Agreement as to the indebtedness which would be secured thereby prior to giving effect to this Amendment.

      (b) Except as specifically amended herein, the Loan Documents shall continue in full force and effect in accordance with its original terms. Reference to this specific Amendment need not be made in the Loan Documents or any other instrument or document executed in connection therewith, or in any certificate, letter or communication issued or made pursuant to or with respect to the Credit Agreement, any reference in any of such items to the Credit Agreement being sufficient to refer to the Credit Agreement as amended hereby.

      (c) The Company agrees to pay on demand all reasonable costs and expenses of or incurred by the Agent in connection with the negotiation, preparation, execution and delivery of this Amendment, including the reasonable fees and expenses of counsel for the Agent.

      (d) This Amendment may be executed in any number of counterparts, and by the different parties on different counterpart signature pages, all of which taken together shall constitute one and the same agreement. Any of the parties hereto may execute this Amendment by signing any such counterpart and each of such counterparts shall for all purposes be deemed to be an original. This Amendment shall be governed by the internal laws of the State of Illinois.

      Accepted and agreed to in Chicago, Illinois as of the date and year last above written.


                                  BANK OF MONTREAL, individually
                                  and as Agent

                                  By:-----------------------------

                                  Its-----------------------------

                                  PPM AMERICA SPECIAL INVESTMENTS FUND
                                  L.P.

                                  By: /S/   Levoyd E. Robinson
                                      --------------------------
                                  Its       Managing Director

     Accepted and agreed to in Chicago, Illinois as of the date and year last above written.


                                  BANK OF MONTREAL, individually
                                  and as Agent

                                  By:     Bradford B. Couri
                                     -----------------------------
                                  Its     Senior Trader
                                     -----------------------------

                                  PPM AMERICA SPECIAL INVESTMENTS FUND
                                  L.P.

                                  By:---------------------------------

                                  Its---------------------------------

                             GUARANTORS' CONSENT

    Each of the undersigned have heretofore executed and delivered to the Agent its respective Guaranty dated January 31, 1997 and hereby consents to the Second Amendment to the Credit Agreement as set forth above and confirms that its Guaranty and all of its obligations thereunder remain in full force and effect. Each of the undersigned further agrees that the consent of each of the undersigned to any further amendments to the Credit Agreement shall not be required as a result of this consent having been obtained, except to the extent, if any, required by the respective Guaranty referred to above.

    Each of the undersigned, except for Steven Devick, have heretofore executed and delivered to the Agent that certain (i) Security Agreement; (ii) Security Agreement Re: Intellectual Property; and (iii) Pledge Agreement, each dated as of January 31, 1997 and hereby confirms that the Collateral Documents to which each is a party remain in full force and effect and the rights and remedies of the Agent thereunder, the obligations of the Subsidiary Guarantors thereunder and the liens and security interests created and provided for thereunder remain in full force and effect for the benefit and security of the indebtedness purported to be secured thereby and shall not be affected, impaired or discharged hereby.

                                  /S/  Steven Devick
                                  ---------------------------------
                                       Steven Devick, individually


                                  RIVER NORTH STUDIOS, INC.

                                  By:  /S/  Steven Devick
                                       ----------------------------
                                       Name:     Steven Devick
                                       Title:    President


                                  RIVER NORTH RECORDS, INC.

                                  By:  /S/  Steven Devick
                                       ------------------------------
                                       Name:     Steven Devick
                                       Title:    President


                                  CGI RECORDS, INC.

                                  By:  /S/  Steven Devick
                                       ------------------------------
                                       Name:     Steven Devick
                                       Title:    President

                                  LEXICON MUSIC, INC.

                                  By:  /S/  Steven Devick
                                       ------------------------------
                                       Name:     Steven Devick
                                       Title:    President

                                  LIGHT RECORDS, INC.

                                  By:  /S/  Steven Devick
                                       ------------------------------
                                       Name:     Steven Devick
                                       Title:    President

                                  THE RECORDING EXPERIENCE, INC.

                                  By:  /S/  Steven Devick
                                       ------------------------------
                                       Name:     Steven Devick
                                       Title:    President

                                  JUSTMIKE MUSIC, INC.

                                  By:  /S/  Steven Devick
                                       ------------------------------
                                       Name:     Steven Devick
                                       Title:    President

                                  PEG PUBLISHING, INC.

                                  By:  /S/  Steven Devick
                                       ------------------------------
                                       Name:     Steven Devick
                                       Title:    President

                                  ROYCE PUBLISHING, INC.

                                  By:  /S/  Steven Devick
                                       ------------------------------
                                       Name:     Steven Devick
                                       Title:    President